                                                                  Exhibit 4.1(c)

                             CROSS-REFERENCE SHEET
                             ---------------------


Trust Indenture Act Section                            Indenture Section
---------------------------                            -----------------

Section 310(a)(1)                                        Section 7.10
Section 310(a)(2)                                        Section 7.10
Section 310(a)(3)                                        N/A
Section 310(a)(4)                                        N/A
Section 310(a)(5)                                        Section 7.10
Section 310(b)                                           Section 7.10
Section 310(c)                                           N/A
Section 311(a)                                           Section 7.11
Section 311(b)                                           Section 7.11
Section 311(c)                                           N/A
Section 312(a)                                           Section 2.05
Section 312(b)                                           Section 11.03
Section 312(c)                                           Section 11.03
Section 313(a)                                           Section 7.06
Section 313(b)(1)                                        N/A
Section 313(b)(2)                                        Section 7.06
Section 313(c)                                           Section 7.06
Section 313(d)                                           Section 7.06
Section 314(a)                                           Section 4.03
Section 314(b)                                           N/A
Section 314(c)                                           Section 11.04
Section 314(d)                                           N/A
Section 314(e)                                           Section 11.05
Section 314(f)                                           N/A
Section 315(a)                                           Section 7.01(b)
Section 315(b)                                           Section 7.05
Section 315(c)                                           Section 7.01(a)
Section 315(d)                                           Section 7.01(c)
Section 315(e)                                           Section 6.11
Section 316(a)(1)                                        Sections 6.04, 6.05
Section 316(a)(2)                                        N/A
Section 316(b)                                           Section 6.07
Section 316(c)                                           N/A
Section 317(a)(1)                                        Section 6.08
Section 317(a)(2)                                        Section 6.09
Section 317(b)                                           Section 2.04
Section 318(a)                                           Section 11.01